UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 15, 2008

ULTRALIFE BATTERIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)
000-20852		16-1387013
(Commission File Number)		(IRS Employer Identification No.)
2000 Technology Parkway, Newark, New York	14513
(Address of principal executive offices)	(Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

Ultralife (the "Company") announced that, based on a preliminary review of results for the fourth quarter ended December 31, 2007, the company expects to report revenue in the range of $36.5 million and an operating loss in the range of $2.5 million. These preliminary results compare to the guidance management provided in its third quarter report that called for revenue of approximately $41 million to $44 million and operating profit of between $2.7 million and $3.5 million.

The Company’s press release is attached as Exhibit 99.1 to this Form 8-K. The information set forth in this Form 8-K and the attached exhibit is being furnished to and not filed with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01     Financial Statements and Exhibits.

(a)	Exhibits.

99.1 Press Release dated February 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRALIFE BATTERIES, INC.
Dated:	February 15, 2008

/s/ Robert W. Fishback
Robert W. Fishback
Vice President of Finance and CFO

INDEX TO EXHIBITS

(99)  Additional Exhibits

99.1  Press Release dated February 15, 2008.

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